AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2005

                                                       REGISTRATION NOS. 2-83024
                                                                        811-3714

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                      |X|
                           PRE-EFFECTIVE AMENDMENT NO.                   [ ]

                         POST-EFFECTIVE AMENDMENT NO. 31                 |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                  |X|

                                 AMENDMENT NO. 32                        |X|

                        (Check appropriate box or boxes)
                                     -------

                         PHOENIX CA TAX-EXEMPT BOND FUND
           (FORMERLY PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                     -------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES

                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                                     -------

                        COUNSEL AND CHIEF LEGAL OFFICER:
                               KEVIN J. CARR, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056


                              JOHN R. FLORES, ESQ.
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                     -------

   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)

   |X| on August 28, 2005 pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on        pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
   If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                                 AUGUST 28, 2005

PROSPECTUS

-------------------------------------------------------------------------------

  > PHOENIX CA TAX-EXEMPT BOND FUND


                                         Get Fund documents
                                         by e-mail instead.

                                        Eligible shareholders
                                     may sign up for E-Delivery
                                        at PhoenixFunds.com.











TRUST NAME: PHOENIX CA TAX-EXEMPT
BOND FUND

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix CA Tax-Exempt Bond Fund. Please read it carefully and retain it for future reference.

[LOGO] PHOENIXFUNDS(sm)

                      PHOENIX CA TAX-EXEMPT BOND FUND
                      (FORMERLY PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT
                      BOND FUND)
--------------------------------------------------------------------------------



                      TABLE OF CONTENTS


                      Investment Risk and Return Summary.................     1

                      Fund Fees and Expenses.............................     5


                      Management of the Fund.............................     6

                      Pricing of Fund Shares.............................     7


                      Sales Charges......................................     9

                      Your Account.......................................    11

                      How to Buy Shares..................................    13

                      How to Sell Shares.................................    14

                      Things You Should Know When Selling Shares.........    14

                      Account Policies...................................    16

                      Investor Services and Other Information............    19

                      Tax Status of Distributions........................    20

                      Financial Highlights...............................    21

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE


Phoenix CA Tax-Exempt Bond Fund has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in municipal securities that are tax exempt in California. California law requires that at least 50% of the fund's assets be invested in California tax-exempt state and local issues or tax-exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term "bonds" includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.


> Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality.

> Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, and the security's coupon rate, call features, maturity and average life.

> Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic growth.

> The portion of the fund's assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.

Temporary Defensive Strategy: When, in the adviser's opinion, abnormal market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding taxable securities, retaining cash or investing part



                                              Phoenix CA Tax-Exempt Bond Fund  1
or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its stated objective.


The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CALIFORNIA BONDS

Certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt income. This could negatively affect the fund's level of income, capital appreciation and liquidity.


CONCENTRATION RISK

An investment in a fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. The fund may be vulnerable to any development in California's economy that may weaken or jeopardize the ability of the state's municipal security issuers to pay interest and principal on their debt obligations.


CREDIT RISK


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


INTEREST RATE RISK


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities.


2  Phoenix CA Tax-Exempt Bond Fund

Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES


Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities.


LOWER RATED SECURITIES


Fixed income securities in the lowest investment grade categories have a greater risk that the issuer will not pay interest and principal payments on time or at all than fixed income securities in higher ratings categories.


MUNICIPAL SECURITIES


Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


PUERTO RICO BONDS

Certain federal tax credits currently offered to qualifying U.S. manufacturing firms operating in Puerto Rico will be phased out by January 1, 2006. The effect this will have on Puerto Rico's economy is still uncertain.

TAX-EXEMPT SECURITIES

Tax-exempt securities may not provide a higher after-tax return than taxable securities.


UNRATED FIXED INCOME SECURITIES

Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.


                                              Phoenix CA Tax-Exempt Bond Fund  3

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in Phoenix CA Tax-Exempt Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                  CALENDAR YEAR           ANNUAL RETURN (%)
                      1995                    19.16%
                      1996                     2.69%
                      1997                     8.37%
                      1998                     5.06%
                      1999                    -3.73%
                      2000                    13.30%
                      2001                     3.41%
                      2002                     9.00%
                      2003                     4.00%
                      2004                     3.57%


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 8.35% (quarter ending March 31,1995) and the lowest return for a quarter was -2.44% (quarter ending June 30, 2004). Year-to-date performance (through June 30, 2005) is 2.24%.

-----------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED 12/31/04)(2)                   1 YEAR            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------
  Class A Shares
-----------------------------------------------------------------------------------------------------------
    Return Before Taxes                                 -1.35%             5.55%              5.80%
-----------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)              -1.53%             5.27%              5.53%
-----------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)(4)
    and Sale of Fund Shares                              0.44%             5.25%              5.52%
-----------------------------------------------------------------------------------------------------------
  Class B Shares
-----------------------------------------------------------------------------------------------------------
    Return Before Taxes                                 -1.23%             5.80%              5.53%
-----------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(5)                4.34%             7.71%              7.72%
-----------------------------------------------------------------------------------------------------------
  Lehman Brothers California Municipal Bond
  Index(6)                                               5.51%             7.30%              7.26%
-----------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Lehman Brothers California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


4  Phoenix CA Tax-Exempt Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                   CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                      4.75%                     None


Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)           None                    5.00%(a)


Maximum Sales Charge (load) Imposed on Reinvested Dividends        None                      None

Redemption Fee                                                     None                      None

Exchange Fee                                                       None                      None
                                                          ---------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                    0.45%                    0.45%


 Distribution and Shareholder Servicing (12b-1) Fees(b)             0.25%                    1.00%


 Other Expenses                                                     0.49%                    0.49%
                                                                    -----                    -----
 TOTAL ANNUAL FUND OPERATING EXPENSES                               1.19%                    1.94%

 Expense Reduction(c)                                              (0.19)%                  (0.19)%
                                                                   =======                  =======
 NET ANNUAL FUND OPERATING EXPENSES                                 1.00%                    1.75%
                                                                   =======                  =======



(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.


(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(c) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through August 31, 2006, so that such expenses do not exceed 1.00% for Class A Shares and 1.75% for Class B Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                              Phoenix CA Tax-Exempt Bond Fund  5

--------------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS         5 YEARS               10 YEARS
------------- ------------- --------------- ------------------- ----------------

   Class A         $572          $817            $1,081                $1,834
------------- ------------- --------------- ------------------- ----------------
   Class B         $578          $791            $1,029                $2,249

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
   CLASS          1 YEAR        3 YEARS         5 YEARS               10 YEARS
------------- ------------- --------------- ------------------- ----------------

   Class B         $178           $591           $1,029                $2,249

--------------------------------------------------------------------------------


The examples assume that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any expense reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc., ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. As of June 30, 2005, Phoenix had approximately $20.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                               $1+ billion
                         $1st billion       through $2 billion      $2+ billion
---------------------- ----------------- ----------------------- ---------------
   Management Fee            0.45%                0.40%                0.35%
--------------------------------------------------------------------------------


Phoenix has contractually agreed to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through August 31, 2006 so that such expenses do not exceed 1.00% for Class A Shares and 1.75% for Class B Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

6  Phoenix CA Tax-Exempt Bond Fund

During the fund's last fiscal year, the fund paid total management fees of $247,854. The ratio of management fees to average net assets for the fiscal year ended April 30, 2005 was 0.45%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2005 annual report covering the period May 1, 2004 through April 30, 2005.


PORTFOLIO MANAGEMENT


TIMOTHY M. HEANEY, CFA. Mr. Heaney is the Portfolio Manager of the fund and as such is primarily responsible for the day-to-day management of the fund's portfolio. He has managed the fund since September 1997 and previously co-managed the fund from March 1996. Mr. Heaney is Managing Director, Fixed Income (since 1997) of Phoenix, and was previously Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996). He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also manages the Phoenix Tax-Exempt Bond Fund and co-manages DTF Tax-Free Income Inc., a closed-end fund.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of securities of the fund.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?


The fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, the fund calculates a share price for each class by:

       o  adding the values of all securities and other assets of the fund;

       o  subtracting liabilities; and

       o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as


                                              Phoenix CA Tax-Exempt Bond Fund  7
determined in good faith by, or under the direction of, the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. The fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities where the trading market is unusually thin or trades have been infrequent; (ii) debt securities that have recently gone into default and for which there is no current market quotation;
(iii) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (iv) securities of an issuer that has entered into a restructuring; (v) a security whose price as provided by any pricing source, does not, in the opinion of the adviser reflect the security's market value; and (vi) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the

8  Phoenix CA Tax-Exempt Bond Fund
issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; and (x) government (domestic or foreign) actions or pronouncements.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.


AT WHAT PRICES ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


The fund presently offers two classes of shares that have different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?


The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of

                                             Phoenix CA Tax-Exempt Bond Fund  9
your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites: PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").



10  Phoenix CA Tax-Exempt Bond Fund

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                             SALES CHARGE AS
                                                             A PERCENTAGE OF
                                    -----------------------------------------------------------------
AMOUNT OF                                                                               NET
TRANSACTION                                         OFFERING                           AMOUNT
AT OFFERING PRICE                                    PRICE                            INVESTED
-----------------------------------------------------------------------------------------------------
Under $50,000                                          4.75%                           4.99%

$50,000 but under $100,000                             4.50                            4.71

$100,000 but under $250,000                            3.50                            3.63

$250,000 but under $500,000                            2.75                            2.83

$500,000 but under $1,000,000                          2.00                            2.04

$1,000,000 or more                                     None                            None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

 Year         1           2         3         4          5            6+
--------------------------------------------------------------------------
 CDSC         5%          4%        3%        2%         2%           0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

                                             Phoenix CA Tax-Exempt Bond Fund  11

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the fund. Please specify the name of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.



STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.


STEP 2.

Your second choice will be what class of shares to buy. The fund offers two classes of shares for individual investors. Each has different sales and distribution charges. Because all future


12  Phoenix CA Tax-Exempt Bond Fund
investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.



HOW TO BUY SHARES
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                       TO OPEN AN ACCOUNT
------------------------------------- ---------------------------------------------------------------------------
 Through a financial advisor           Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
------------------------------------- ---------------------------------------------------------------------------
 Through the mail                      Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                       02266-8301.
------------------------------------- ---------------------------------------------------------------------------
 Through express delivery              Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                       66 Brooks Drive, Braintree, MA 02184.
------------------------------------- ---------------------------------------------------------------------------
 By Federal Funds wire                 Call us at (800) 243-1574 (press 1, then 0).
------------------------------------- ---------------------------------------------------------------------------
 By Investo-Matic                      Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                       P.O. Box 8301, Boston, MA 02266-8301.
------------------------------------- ---------------------------------------------------------------------------
 By telephone exchange                 Call us at (800) 243-1574 (press 1, then 0).
 ----------------------------------------------------------------------------------------------------------------


The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the fund's Transfer Agent.


                                             Phoenix CA Tax-Exempt Bond Fund  13

HOW TO SELL SHARES
--------------------------------------------------------------------------------



You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


-----------------------------------------------------------------------------------------------------------------
                                      TO SELL SHARES
------------------------------------ ----------------------------------------------------------------------------
 Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ ----------------------------------------------------------------------------
 Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                      02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ ---------------------------------------------------------------------------
 Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                      Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ ---------------------------------------------------------------------------
 By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ ----------------------------------------------------------------------------
 By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
-----------------------------------------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but


14  Phoenix CA Tax-Exempt Bond Fund
the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:

         Send a clear letter of instructions if all of these apply:

         o  The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o  You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


If required, the signature guarantee on your request must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.


The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing;

                                             Phoenix CA Tax-Exempt Bond Fund  15
in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)


During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares or Class B Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES


You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor, by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.


16  Phoenix CA Tax-Exempt Bond Fund

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and purchase for federal income tax purposes.


DISRUPTIVE TRADING AND MARKET TIMING


This fund is not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the fund's Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys,


                                             Phoenix CA Tax-Exempt Bond Fund  17
shares of any fund within 30 days. Shareholders of the fund are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the fund may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the fund, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The fund may permit exchanges that it believes, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the fund's policies regarding excessive trading. The fund may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The fund currently does not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The fund reserves the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. There is no assurance that the fund or its agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the fund will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the fund cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The fund does not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

18  Phoenix CA Tax-Exempt Bond Fund

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The fund reserves the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.




INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------



INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the "Telephone Exchange" section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


DISCLOSURE OF FUND HOLDINGS. The fund makes available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the fund's top 10

                                            Phoenix CA Tax-Exempt Bond Fund  19
holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The fund's shareholder reports are available on the Phoenix Funds' Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). A more detailed description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is also available in the Statement of Additional Information.




TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------



The fund plans to make distributions from net investment income monthly (declared daily) and to distribute net realized capital gains, if any, at least annually. Distributions of net investment income attributed to the tax-exempt interest earned by the fund and designated as "exempt-interest dividends" will be exempt from the federal income tax. Such net investment income attributable to "private activity" bonds may be a preference item for purposes of the federal alternative minimum tax. Income exempt from federal tax may be subject to state and local income tax. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions of short-term capital gains and net investment income from taxable sources are taxable to shareholders as ordinary income. Under the Jobs and Growth Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All taxable distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



20  Phoenix CA Tax-Exempt Bond Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.

                                                                           CLASS A
                                           ---------------------------------------------------------------------
                                                                    YEAR ENDED APRIL 30,

                                              2005           2004           2003          2002           2001
                                            ----------     ----------     ----------    ---------      ---------
 Net asset value, beginning of period        $12.49         $12.99         $12.82        $12.53         $12.13

 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)               0.48(1)        0.48           0.50          0.54           0.57
    Net realized and unrealized gain (loss)    0.30          (0.38)          0.51          0.38           0.50
                                             ------         ------         ------        ------         ------
      TOTAL FROM INVESTMENT OPERATIONS         0.78           0.10           1.01          0.92           1.07
                                             ------         ------         ------        ------         ------
 LESS DISTRIBUTIONS:
    Dividends from net investment income      (0.47)         (0.47)         (0.49)        (0.54)         (0.57)
    Distributions from net realized gains     (0.09)         (0.13)         (0.35)        (0.09)         (0.10)
                                             ------         ------         ------        ------         ------
      TOTAL DISTRIBUTIONS                     (0.56)         (0.60)         (0.84)        (0.63)         (0.67)
                                             ------         ------         ------        ------         ------
    Change in net asset value                  0.22          (0.50)          0.17          0.29           0.40
                                             ------         ------         ------        ------         ------
 NET ASSET VALUE, END OF PERIOD              $12.71         $12.49         $12.99        $12.82         $12.53
                                             ======         ======         ======        ======         ======
 Total return(2)                               6.48%          0.71%          8.19%         7.43%          8.92%

 RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)   $53,113        $57,334        $68,109       $71,037        $75,675

 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                         1.19%          1.19%          1.09%         1.10%          1.07%
    Net investment income                      3.78%          3.69%          3.84%         4.17%          4.52%
 Portfolio turnover                              11%            11%            27%           20%             3%

 ----------------------------

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in total return calculation.




                                             Phoenix CA Tax-Exempt Bond Fund  21

--------------------------------------------------------------------------------



                                                                             CLASS B
                                                ----------------------------------------------------------------------
                                                                         YEAR ENDED APRIL 30,

                                                    2005           2004         2003         2002            2001
                                                 ----------     ----------    ----------   ----------     ----------
 Net asset value, beginning of period             $12.52         $13.01        $12.84        $12.55          $12.14

 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                    0.39(1)        0.42          0.40          0.44            0.48
    Net realized and unrealized gain (loss)         0.28          (0.41)         0.51          0.38            0.50
                                                  ------         ------        ------        ------          ------
      TOTAL FROM INVESTMENT OPERATIONS              0.67           0.01          0.91          0.82            0.98
                                                  ------         ------        ------        ------          ------
 LESS DISTRIBUTIONS:
    Dividends from net investment income           (0.38)         (0.37)        (0.39)        (0.44)          (0.47)
    Distributions from net realized gains          (0.09)         (0.13)        (0.35)        (0.09)          (0.10)
                                                  ------         ------        ------        ------          ------

      TOTAL DISTRIBUTIONS                          (0.47)         (0.50)        (0.74)        (0.53)          (0.57)
                                                  ------         ------        ------        ------          ------
    Change in net asset value                       0.20          (0.49)         0.17          0.29            0.41
                                                  ------         ------        ------        ------          ------
 NET ASSET VALUE, END OF PERIOD                   $12.72         $12.52        $13.01        $12.84          $12.55
                                                  ======         ======        ======        ======          ======
 Total return(2)                                    5.45%          0.05%         7.33%         6.62%           8.15%

 RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (thousands)           $217         $1,030        $1,700        $1,731          $1,790

 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                              1.91%          1.94%         1.84%         1.85%           1.82%
    Net investment income                           3.05%          2.93%         3.09%         3.42%           3.77%
 Portfolio turnover rate                              11%            11%           27%           20%              3%

-----------------------------------

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in total return calculation.




22  Phoenix CA Tax-Exempt Bond Fund

[LOGO] PHOENIX FUNDS(sm)


PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480







ADDITIONAL INFORMATION

You can find more information about the Fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090.This information is also available on the SEC's Internet site at sec.gov.You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC,Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926







NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Investment Company Act File No. 811-3714
PXP692                                                                     8-05

                         PHOENIX CA TAX-EXEMPT BOND FUND
           (FORMERLY PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND)


                                101 Munson Street
                         Greenfield, Massachusetts 01301



                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 28, 2005

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix CA Tax-Exempt Bond Fund (the "Fund" or "Trust"), dated August 28, 2005, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the fund's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the fund's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com or by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS


                                                                         PAGE
The Fund ...............................................................    1
Investment Objective and Policies ......................................    1
Investment Restrictions ................................................    1
Investment Techniques and Risks.........................................    2

Special Risk Factors....................................................    6
Performance Information.................................................    9
Portfolio Turnover......................................................   11
Portfolio Transactions and Brokerage....................................   11
Disclosure of Fund Holdings.............................................   12
Services of the Adviser ................................................   14
Portfolio Manager.......................................................   16
Net Asset Value ........................................................   17
How to Buy Shares ......................................................   18
Alternative Purchase Arrangements ......................................   18
Investor Account Services ..............................................   21
How to Redeem Shares ...................................................   22
Dividends, Distributions and Taxes .....................................   23
Tax Sheltered Retirement Plans .........................................   27
The Distributor ........................................................   27
Distribution Plans......................................................   29
Management of the Trust.................................................   30
Additional Information .................................................   36
Appendix................................................................   38






                      Mutual Fund Services: (800) 243-1574
                     Adviser Consulting Group: (800) 243-4361
                         Text Telephone: (800) 243-1926




PXP 692B (8/05)

                                    THE FUND


   Phoenix CA Tax-Exempt Bond Fund (the "Fund" or "Trust") is a diversified open-end management investment company which was organized as a Maryland corporation in 1983. Prior to August 27, 1999, the Fund was known as Phoenix California Tax Exempt Bonds, Inc., and from August 27, 1999 to August 28, 2000, the Fund was named Phoenix-Goodwin Tax Exempt Bonds, Inc. The Fund was reorganized as a Delaware statutory trust in August 2000 and renamed "Phoenix-Goodwin California Tax Exempt Bond Fund." On June 23, 2005 and July 1, 2005, the Trust and Fund, respectively, were each renamed Phoenix CA Tax-Exempt Bond Fund.


   The Fund's Prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

   The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with preservation of capital. The Fund may invest in a diversified portfolio of obligations issued by or on behalf of the United States, its territories and possessions and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax (municipal bonds). California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that will be exempt from California income taxes in ratable proportion of the exempt California investments to the total investments of the Fund at the end of each quarter. The Fund, as a fundamental policy, will invest at least 80% of its assets in California tax-exempt municipal securities and may invest up to 100% of its assets in such securities. The Fund may also invest in tax-exempt "qualified" private activity bonds, the interest on which is treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). The Fund may also invest, without percentage limitations, in investment grade securities having ratings by Moody's Investors Service, Inc. ("Moody's") of Aaa, Aa, A, or Baa or by Standard & Poor's Corporation ("S&P") or Fitch Investor Services, Inc. ("Fitch") of AAA, AA, A, or BBB, or in securities which are not rated, provided that, in the opinion of the Adviser, such securities are comparable in rating quality to those in which the Fund may invest. Except for temporary investments (taxable or tax exempt) as described herein, all of the Fund's investments consist of tax-exempt bonds. Municipal bonds rated Baa by Moody's or BBB by S&P and Fitch are medium grade investment obligations which have certain speculative characteristics (see Appendix).

                             INVESTMENT RESTRICTIONS


   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended ("1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.


   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.


   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.


   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.


   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.


   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.


                         INVESTMENT TECHNIQUES AND RISKS

   The fund may utilize the following practices or techniques in pursuing its investment objective.

TAX-EXEMPT BONDS

   Tax-exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

   The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligations or "G.O.s" are secured by the issuer's general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

   Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

   The yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the tax-exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt bonds with the same maturity and coupon with different ratings may have the same yield.

   The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

   There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also "moral obligations" of the issuing states; however, a few programs specifically reject the "moral obligation." In many but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.


   Subsequent to its purchase by the Fund, an issue of tax-exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings assigned by S&P, Moody's or Fitch for tax- exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax-exempt bonds or temporary investments in accordance with the investment policies contained herein.

   The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.


   Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

CALLABLE MUNICIPAL BONDS AND MUNICIPAL LEASE OBLIGATIONS

   The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specific price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowing may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be lower overall yield due to lower current interest rates.


   Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of buildings or equipment and facilities such as fire and sanitation vehicles, computer equipment, prisons, office buildings and schools and other capital assets. These obligations, which may be secured or unsecured, are not G.O.s secured by unlimited taxes and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with G.O.s municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, some municipal lease obligations have not yet developed the depth of marketability associated with other municipal bonds. Although these obligations may be secured by the leased equipment, the disposition of collateral in the event of the foreclosure may prove difficult. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to illiquid securities guidelines approved by the Board of Trustees. The Board of Trustees will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that any such leases will not be canceled. Factors considered in making such determinations may include the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's ratings and, if the security is unrated, factors generally considered by a rating agency. If a municipal lease obligation is determined to be illiquid, it will be subject to a Fund's overall limit on investments in illiquid securities.

FINANCIAL FUTURES AND RELATED OPTIONS

   The Fund may use financial futures contracts and related options to hedge against changes in the market value of securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

   The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a segregated account with the Fund's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.


   The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. (See "Dividends, Distributions & Taxes" section of this SAI.)

   RISK FACTORS OF FUTURES AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.


   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in loss, such as when there is no movement in the price of the underlying securities.

OPTIONS

   The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for escrow at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific securities being hedged.


   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities, (2) the Fund specifically designates on its accounting records, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or 3) if the fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.


   The Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies.


   The Fund may purchase options to close out a position (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.


   The writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

TAXABLE BONDS


   The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments"; the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in "private activity bonds," the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds")). Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated at least A-l by Moody's, P-l by S&P or F-l by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

                              SPECIAL RISK FACTORS

CALIFORNIA OBLIGATIONS

   The California Constitution and various state statutes that limit the taxing and spending authority of California government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California state risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in California state and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of California state and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

   Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and various entities is unclear.

   Certain legislation enacted in the State over the past 25 years may serve to limit significantly state agencies', local governments' and districts' ability to collect sufficient funds to meet debt service on bonds and other obligations.
Article XIIIA of the California Constitution, through amendment, now places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Proposition 218 amended the State Constitution to provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 by local government, for example, must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government.

   Certain California municipal securities which the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, can be constrained by State laws addressing non-judicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.

CALIFORNIA ECONOMIC HISTORY AND OUTLOOK

   As discussed in the ensuing paragraphs, the California economic outlook for fiscal 2005-06 has improved over the previous year, but the economic effects of the tech sector collapse of 2000, the electricity crisis of 2000, and the terrorists attacks of September 11, 2001, continue to have repercussions for the State's economy. Most economic indicators of the California economy, including real estate, employment, high technology, and government defense contracts, have improved; however, high fuel costs, lingering uncertainties regarding the future of California's electrical power supply, fears of a sudden abrupt decline in housing prices, and continued fears of terrorist attacks and the war in Iraq, make the future economic outlook of California uncertain and could adversely affect the ability of California issuers to maintain debt service on their obligations. Moreover, California must continue to service the debt incurred by the state government between 2000-2003.

   In 1999 and early 2000, the combination of resurging exports, a strong stock market, and a rapidly growing economy resulted in unprecedented growth in General Fund revenues resulting in a record unreserved undesignated balance of approximately $6.3 billion as of June 30, 2000. However, the softening of the State and national economies reduced this balance to $2.6 billion as of June 30, 2001. In spite of this marked decrease, the 2001-2002 budget was reflective of fiscal health: revenues grew slightly while expenditures declined slightly, and the State was able to create a reserve of $2.6 billion. In fiscal year 2002-2003, the State and national economies showed tangible signs of softening. Overall, expenditures remained flat or declined, and the once-record budget surplus declined to $1.035 billion, and, after the May 2003 revision to the budget, was eliminated.

   In November 2003, Arnold Schwarzenegger succeeded Governor Davis through a gubernatorial recall election. Since that time, there have been various developments affecting the State's economic outlook. Initially, prior to the seating of the new administration, Donna Arduin, who later became Director of Finance in Governor Schwarzenegger's cabinet, conducted an independent audit of the State which revealed that expenditures had grown by 43% during the previous five years, while revenues increased by only 25%. This resulted in a 3-year carry-over deficit of $22 billion.

   Propositions 57 and 58, the Economic Recovery Bond Measures, were approved by the California electorate in the March 2004 election and provide for: (1) the issuance of $15 billion in long term, general obligations bonds; all but $1.7 billion of which is intended to refinance existing debt from previous, short term obligations, and (2) implementation of the "Balanced Budget Act," which mandates that projected expenditures cannot exceed projected revenues. In addition, the Balanced Budget Act prohibits the State from again issuing bonds to cover a budget deficit. The Balanced Budget Act also contains a provision for a "Rainy Day" fund: beginning in fiscal 2006-7, 1% of annual General Fund revenues must be set aside in a reserve fund, which amount, depending on the strength of the economy, could be increased to as much as 3% of state revenues in succeeding years.

THE 2005-2006 BUDGET

   California's 2005-06 fiscal year budget was passed and signed into law on July 11, 2005. The budget represents a compromise between striving to balance the budget without raising taxes and maintaining essential programs. The budget limits borrowing and includes no new taxes. The budget authorizes $90 billion in General Fund spending, a 4.2 percent increase over last year, and assumes revenues and transfers of $84.5 billion.

   California's economy improved in 2004, with increases in personal income, taxable sales growth, state exports, residential construction, and new business incorporations. There were also improvements in the labor market in the first eleven months of 2004, with nonfarm payroll employment up 0.9 percent from the previous year, and a decline in the state's unemployment rate. In addition, California's unemployment rate fell to 5.3 percent in May 2005. This represents a 1.0 percent drop year over year and is the lowest unemployment rate since June 2001.

   Although California's economy is improving and Governor Schwarzenegger remains committed to fundamental budget reforms, budget analysts warn state expenses will grow at a faster rate than revenues, leaving a $7.5 billion shortfall in fiscal 2006-07 that will need to be addressed next year. Various ballot measures addressing structural budget reforms have been proposed, most notably Proposition 76. Proposition 76, also known as "The California Live Within Our Means Act," would place a constitutional limit on state spending by limiting year over year budget growth to the average revenue growth over the last three years. It also gives the governor the power to enforce spending reductions during budget emergencies if the legislature fails to act. In addition, the measure prohibits state special fund borrowing from the General Fund and requires a vote of two-thirds of each house of the State legislature for statutes that increase taxes for any taxpayer.

BOND RATINGS

   Another lingering question with implications for California's economic outlook is its bond rating. Since January 2001, due to uncertainties surrounding a significant decline in General Fund revenues and the inability of the State to fashion a long-term solution to its power supply crisis, the State's general obligation bonds had been on a negative rating watch. In July 2003, Standard and Poor's lowered the rating on the State's general obligation bonds to "BBB" from "A," citing the increased financial risks associated with greatly reduced State revenue projections, the magnitude of the projected budget gap and the lack of progress in adopting a fiscal 2004 budget. In December 2003, citing similar concerns, Fitch Ratings lowered their rating on California's general obligation bonds from "A" to "BBB" and, demonstrating concern that further downgrades were possible, continued its negative ratings watch. Likewise in December 2003, Moody's lowered their rating on the State's general obligation bonds to "Baa1" from "A3," and also kept the State's debt on the watch list for further possible downgrades, citing the State's large structural budget gap, the expectation that the State will have difficulty closing this gap in the next budget cycle and the projection that this pattern of late budgets, short-term borrowing and spending deferrals will continue through at least fiscal 2005.

   After the California electorate passed the $15 billion Economic Recovery Bond measures, Propositions 57 and 58, in March 2004, investor confidence in California improved. In May 2004, Moody's upgraded its rating of California general obligation bonds from "Baa1" to "A3". Standard and Poor's rating remained unchanged, but did upgrade its California ratings watch to positive. These positive views were reflected in the marketplace: the first issue of the general obligation, Economic Recovery Bonds in June 2004 were rated as investment-grade bonds, and were rated "A+" by Fitch Ratings, "Aa3" by Moody's, and "AA-" by Standard & Poor's. The yield paid on this issue, although still higher than that paid by any other state, narrowed against top-rated debt.

   In May 2005, Moody's again upgraded California's rating to A2 from A3, as did Fitch Ratings which upgraded its California rating from A- to A. The ratings improvements stem directly from California's improved economic performance, increased revenues, improvements in budget reforms, and a moderately improved future financial outlook. However, California still has the lowest bond rating of any state, which as Moody's noted when it upgraded its rating, is due to a chronic budget gap of expenditures exceeding tax revenues.

   Finally, litigation may play a role in the future of California's economy, as the State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

PUERTO RICO

   Since 1983, the Commonwealth of Puerto Rico has generally experienced a wide-ranging economic expansion with growth in almost every sector of its economy and record levels of employment. The increase in real gross national product (GNP) slowed to 0.8% in fiscal 1992, reflecting the effects of a recession in the U.S. economy. A growth pattern began thereafter with real GNP increases of 3.1% and 1.6% for fiscal 2000 and 2001, respectively. However, the slowdown in the U.S. economy contributed to the 0.3% decline in real GNP in 2002. In 2003, the real GNP rebounded to post a positive growth rate of 1.9%. In 2004, generally consistent with the course of the United States economy, the real GNP growth rate was 2.8%. Factors contributing to Puerto Rico's more than decade-long expansion include Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, the growth in the U.S. economy, declines in the exchange value of the U.S. dollar and the relatively low cost of borrowing during the period.

   Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors of its economy. Manufacturing is the largest sector in terms of gross domestic product (GDP). In fiscal 2004, manufacturing generated $34.1 billion, or 43.2%, of GDP as compared with fiscal 2003, when it generated $31.3 billion, or 42.1%, of GDP. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade, although manufacturing areas such as apparel and food products remain important elements of the economy.

   One of the factors assisting the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the Code, under which certain qualifying U.S. corporations were entitled to U.S. corporate income tax credits. On August 20, 1996, President Clinton signed into law a bill that phases out Section 936 tax credits over a nine-year period, ending January 1, 2006. The overall effect on Puerto Rico's economy of the phased elimination of Section 936 tax credits is still unclear. The impact on future investment and employment is more uncertain. Puerto Rican officials continue to lobby the federal government for alternative tax credits, such as reduced corporate tax rate, but there has been no constructive discussion or action on this point. Although the overall trend in employment growth may ultimately continue downward as a result of the phaseout of the Section 936 tax credits, the last two years marked modest reversals; the unemployment rate fell slightly in 2003 from the previous year (12.0% compared to 12.2%), and dropped to 11.4% in 2004. The unemployment rate continued to drop in the first half of 2005, falling to 10.6%.

   The service sector, which has experienced significant growth partly in response to the expansion of the manufacturing sector, grew in 2004 to comprise $7.9 billion of the economy compared to $7.3 billion in 2003. The service industry employs 28.2% of the labor force, the largest percentage in the Commonwealth.

   The 1990's brought a construction boom to the Commonwealth, but the completion of major projects resulted in a shrinking of construction expenditures beginning in 2000. In 2003, the construction industry began to recover and growth continued through 2004. In 2003, significant Commonwealth and federal public works programs, including the development of the "Cuidad Red" Train Corridor, were begun that should boost the profile of the construction sector for several years to come. Residential construction continued to increase in 2004 to $2.1 billion, or 36% of total construction investment, compared with 18% in 1994, driven in part by the Commonwealth's baby boom from 1960 to 1970. Preliminary figures for 2005 show slightly lower numbers of construction permits for both private and public projects.

   San Juan is the largest homeport for cruise ships in the Caribbean and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean. However, as a result of the terrorist attacks in 2001, the number of tourists declined by 464,000 in fiscal 2002, to
3.1 million visitors. The situation improved in 2003 with 3.2 million tourists, and by 2004, 3.5 million tourists visited the Commonwealth, almost reaching the pre-September 11, 2001 level. Higher fuel prices, which have been important to Puerto Rico's overall growth, have put significant pressure on airlines and the tourism industry in general. Preliminary figures for 2005 show a continued increase in the number of tourists visiting the island.

   In 2003, Roosevelt Roads Naval Air Station closed. This closure represented the loss of approximately $300 million in revenue to the island. While this number may be offset in the future by the conversion of the base to tourism and housing uses, such a development will occur several years from now and will likely have no immediate impact.

   Gross public debt rose from an already high amount of $23.8 billion in 2000, to $33.9 billion in fiscal 2004. The increase in public debt can be significantly attributed to the continuing budget deficit, which was financed by loans in both 2004 and 2005. In light of the deficit, the government chose to raise taxes again in 2005 instead of trimming the budget. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. Ratings on the Commonwealth's bonds were downgraded in 2005 in light of the continuing budget deficit and rise in public debt.

   Governor Anibal Acevedo-Vila of the Popular Democratic Party took office on January 2, 2005 after a disputed election, a two-month long recount and court battle. Acevedo-Vila was the pro-Commonwealth candidate, and prior to winning the post as governor, Acevedo-Vila served as Puerto Rico's representative to the U.S. House of Representatives.


                             PERFORMANCE INFORMATION


   Performance information for the Fund (and any class of the Fund) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Consumer Price Index, Standard & Poor's 500 Index (the "S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Lehman Brothers Aggregate Bond Index, Lehman Brothers California Municipal Bond Index, Lehman Brothers Corporate Index, CS First Boston High Yield Index, and Salomon Brothers Corporate and Government Bond Indices.

   Advertisements, sales literature and other communications may contain information about the Fund and adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD

   The 30-day yield quotation as to a class of shares of the Fund may be computed by dividing the net investment income for the period as to shares of that class by the net asset value of each share of that class on the last day of the period, according to the following formula:

                              YIELD = 2[(a-b + 1) (6) - 1]
                                         ---
                                         cd

   Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.
        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class (net asset value per share) on the last day of the period.

   The yields for each class of shares for the Fund for the indicated 30-day period ended April 30, 2005 were as follows:

                       CLASS A SHARES         CLASS B SHARES

                            2.74%                  2.15%

TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares and Class B Shares, will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares or Class B Shares over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and assume that all dividends and distributions on Class A Shares and Class B Shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The average annual total return, for each class of shares of the Fund for the indicated periods ended April 30, 2005 were as follows:


                                              YEAR ENDED       5 YEARS ENDED     10 YEARS ENDED
                                                4/30/05           4/30/05            4/30/05
CLASS A

  Return Before Taxes                            1.42%             5.26%              5.10%
  Return After Taxes on Distribution             0.81%             4.89%              4.79%
  Return After Taxes on Distributions
    and Sale of Fund Shares                      1.85%             4.89%              4.83%
CLASS B
  Return Before Taxes                            1.45%             5.47%              4.81%

   The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Fund also may quote annual, average annual and annualized total return and cumulative total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.


                               PORTFOLIO TURNOVER

   Portfolio trading will be undertaken principally to accomplish the objectives of the Fund in relation to anticipated movements in the general level of interest rates, provided, however, the Fund may engage to a limited extent in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading merely to realize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt bonds or changes in the investment objective of investors.

   Portfolio turnover may involve the payment by the Fund of dealer mark-ups or underwriting commissions. It is impossible to predict portfolio turnover rates; however, in periods of rapidly fluctuating interest rates, the Fund's investment policies may lead to frequent changes in investments. Historical portfolio turnover rates can be found under the heading "Financial Highlights" located in the Fund's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund will be asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.


   The adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interests of shareholders of the Fund are best served by its brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders will be given are the adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where, in the opinion of the adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount.


   In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the adviser's staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the adviser's expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser's expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers will be considered by the adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The adviser will do so in accordance with its judgment of the best interest of the Fund and its shareholders.


   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the Fund directs brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Fund's portfolio holdings by the Fund, Phoenix (generally, the Fund's investment adviser), or their affiliates. These policies provide that the Fund's portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Fund's policies prohibit Phoenix and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Fund's Compliance Officer, and officers of the Fund's advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

   The Fund's Compliance Officer is responsible for monitoring the use of portfolio holdings information and the Fund's compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, the Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Fund also provides publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund's policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Fund's shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Fund's Board of Trustees and/or the Fund's executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.

NON-PUBLIC HOLDINGS INFORMATION

------------------------------------- ----------------------------------- ----------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
       TYPE OF SERVICE PROVIDER             NAME OF SERVICE PROVIDER               HOLDINGS INFORMATION
------------------------------------- ----------------------------------- ----------------------------------------
Adviser                               Phoenix Investment Counsel, Inc.    Daily
------------------------------------- ----------------------------------- ----------------------------------------
Distributor                           Phoenix Equity Planning             Daily
                                      Corporation
------------------------------------- ----------------------------------- ----------------------------------------
Custodian                             State Street Bank and Trust         Daily
                                      Company
------------------------------------- ----------------------------------- ----------------------------------------
Sub-Financial Agent                   PFPC Inc.                           Daily
------------------------------------- ----------------------------------- ----------------------------------------

------------------------------------- ----------------------------------- ----------------------------------------
                                                                                TIMING OF RELEASE OF PORTFOLIO
       TYPE OF SERVICE PROVIDER             NAME OF SERVICE PROVIDER               HOLDINGS INFORMATION
------------------------------------- ----------------------------------- ----------------------------------------
Independent Registered Public         PricewaterhouseCoopers LLP          Annual Reporting Period: within 15
Accounting Firm                                                           business days of end of reporting
                                                                          period

                                                                          Semiannual Reporting Period: within 31
                                                                          business days of end of reporting
                                                                          period
------------------------------------- ----------------------------------- ----------------------------------------
Typesetting Firm for Financial        GCom Solutions                      Monthly on first business day
Reports and Forms N-Q                                                     following month end
------------------------------------- ----------------------------------- ----------------------------------------
Printer for Financial Reports         V.G. Reed & Sons                    Annual and Semiannual Reporting
                                                                          Period: within 45 days after end of
                                                                          reporting period
------------------------------------- ----------------------------------- ----------------------------------------
Proxy Voting Service                  Institutional Shareholder Services  Twice weekly on an ongoing basis
------------------------------------- ----------------------------------- ----------------------------------------
Intermediary Selling Shares of the    Merrill Lynch                       Quarterly within 10 days of quarter end
Fund
------------------------------------- ----------------------------------- ----------------------------------------
Third-Party Class B Share Financer    SG Constellation LLC                Weekly based on prior week end
------------------------------------- ----------------------------------- ----------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

------------------------------------- ----------------------------------- ----------------------------------------
Portfolio Redistribution Firms        Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal
                                      Thompson Financial Services         quarter end

------------------------------------- ----------------------------------- ----------------------------------------
Rating Agencies                       Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal
                                                                          quarter end
------------------------------------- ----------------------------------- ----------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

   There is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.


                             SERVICES OF THE ADVISER


   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2005, PIC had approximately $20.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO (or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund's shares and as financial agent for the Fund. The principal office of PEPCO is located at One American Row, Hartford, CT 06102.

   PXP has served investors for over 70 years. As of June 30, 2005, PXP had approximately $55.9 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing services and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   For services provided and the expenses assumed pursuant to the Investment Advisory Agreement (the "Agreement"), the Fund will pay to the Adviser as compensation a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 to $2 billion, and 0.35% of the Fund's average daily net assets in excess of $2 billion. The Adviser's fee will be accrued daily against the value of the Fund's net assets and will be payable monthly by the Fund. Total management fees for the fiscal years ended April 30, 2003, 2004 and 2005 amounted to $325,184, $288,928 and $247,854, respectively.

   PIC has contractually agreed to limit the Fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through August 31, 2006 so that such expenses do not exceed 1.00% for Class A Shares and 1.75% for Class B Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

   The Investment Advisory Agreement continues in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AGREEMENT

   A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the Fund's 2005 annual report covering the period May 1, 2004 through April 30, 2005.


DESCRIPTION OF PROXY VOTING POLICY

   The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Fund's investment Adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any Adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the Adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. No Adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.


   The Policy further imposes certain record keeping and reporting requirements on each Adviser, subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free,
(800)243-1574, or on the SEC's Web site at http://www.sec.gov.

                                PORTFOLIO MANAGER

COMPENSATION OF PORTFOLIO MANAGER OF PHOENIX INVESTMENT COUNSEL, INC.

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and reduce tax implications.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the fund's portfolio manager identified in the fund's prospectus.

   Base Salary. The portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

   (1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmark(s) and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

        FUND                        BENCHMARK(S) AND/OR PEER GROUPS
        CA Tax-Exempt Bond          Lipper California Municipal Debt Universe

   (2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

   (3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio manager's management of the fund's investments and the investments of any other accounts he manages. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted, on behalf of the Fund, policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio manager since the portfolio manager generally manages funds and other accounts having similar investment strategies.

   The following table provides information as of April 30, 2005 regarding any other accounts managed by the portfolio manager for the fund as named in the prospectus. As noted in the table, the portfolio manager managing the fund may also manage or be a member of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                                         NUMBER OF AND TOTAL
                         NUMBER OF AND TOTAL ASSETS    ASSETS OF OTHER POOLED    NUMBER OF AND TOTAL
                          OF REGISTERED INVESTMENT      INVESTMENT VEHICLES           ASSETS OF
PORTFOLIO MANAGER                COMPANIES                     (PIVS)              OTHER ACCOUNTS

Timothy M. Heaney              4/$850 Million                    0                        0

   Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

   As of April 30, 2005 the portfolio manager did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor does he manage any hedge funds.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGER

   The following chart sets forth the dollar range of equity securities beneficially owned by the portfolio manager for the Adviser in the fund described in the fund's prospectus that he manages as of April 30, 2005:

                                      DOLLAR RANGE OF EQUITY SECURITIES
         PORTFOLIO MANAGER         BENEFICIALLY OWNED IN EACH FUND MANAGED

         Timothy M. Heaney                          None


                                 NET ASSET VALUE


   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States holidays, the net asset value of any foreign assets held by this Fund may be significantly affected on days when the investor may not be able to purchase or sell shares of the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Any assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.


                                HOW TO BUY SHARES


   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. (See the Fund's current Prospectus for more information.)

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.


   Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" section of this SAI.)


CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.


CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.


   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(11) any person with a direct rollover transfer of shares from an established Phoenix Fund, or Phoenix qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund, or Phoenix trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Fund or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Class A Shares) may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES


   Class B Shares will automatically convert to Class A Shares of the Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES


   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult your broker-dealer for account restriction and limit information.


EXCHANGES


   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated fund except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE


   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM


   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days, or more after receipt of the check.

   The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.


   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.


   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Fund which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Fund's current Prospectus for more information.)


BY MAIL


   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Fund's current Prospectus for more information.)


TELEPHONE REDEMPTION

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

BY CHECK


   You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by PEPCO of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.


   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of redemption proceeds the balance in your account is $500 or more.


   When a check is presented to PEPCO for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to PEPCO for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to PEPCO's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to PEPCO on a banking day on which the Fund does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by PEPCO.


REDEMPTION IN KIND


   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


ACCOUNT REINSTATEMENT PRIVILEGE


    Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. (See the Fund's current Prospectus for more information and conditions attached to the privilege.)


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION OF THE FUND AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and the Fund would not be eligible to pay exempt interest dividends.

   In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue. The balance of this discussion assumes that the Fund will qualify as a RIC.

   In each taxable year the Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

TAXATION OF SHAREHOLDERS

   Distribution by the Fund of interest income from certain tax-exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

   Distributions, if any, of the excess of net long-term capital gain over net short-term capital loss will be made at least annually and will be taxable to shareholders (and not the Fund) as long-term capital gain regardless of how long shareholders have held the Fund shares. The Fund has no plans to make a distribution of capital gains realized during any year in which there is a tax loss carry forward available to offset such gains; however, this is subject to review in the future. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

QUALIFIED DIVIDEND INCOME

   Certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

DERIVATIVES

   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   Positions of the Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Fund may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Fund will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Fund's treatment and that adverse tax consequences will not ensue.

   Dividends declared by the Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by the Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by the Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of the Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   The Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

CALIFORNIA TAXATION OF DISTRIBUTIONS

   Distributions or parts thereof derived from interest received on California state and local issues and U.S. Government Obligations held in the portfolio will be exempt from California personal income taxes in ratable proportion of the California investments and U.S. Government Obligations of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California state and local issues and U.S. Government issues at the end of each fiscal quarter. The Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in the Fund or upon an exchange of his shares in one Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income. However, any loss realized on the sale of shares held for six months or less will be long-term loss to the extent of long term capital gains received by the shareholder and any loss realized on the sale of shares held for six months or less will be disallowed to the extent of exempt-interest dividends received by the shareholder.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares. A shareholder will not be permitted to deduct for federal income tax purposes interest on indebtedness incurred to purchase or carry shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Fund will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

OTHER TAX CONSEQUENCES

   In addition to the federal and certain California income tax consequences described above, there may be other federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to the Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by the Fund and the value of the Fund's portfolio would be affected. The Trustees would then re-evaluate the Fund's investment objective and policies.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies.


                         TAX SHELTERED RETIREMENT PLANS


   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.


MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


   (i) the Plan is record kept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments").


   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   PEPCO (or "Distributor"), an indirect wholly owned subsidiary of PNX and an affiliate of PIC, serves as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. PEPCO is located at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

   Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. The Distributor purchases such number of copies of the Fund's Prospectus, SAI and reports to shareholders as it may require for sales purposes. During the fiscal years ended April 30, 2003, 2004 and 2005, purchasers of Fund shares paid aggregate sales charges of

$20,502, $16,263 and $7,530, respectively, of which the Distributor received net commissions of $5,465, $6,527 and $1,505, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2005, the Distributor received net commissions of $830 for Class A Shares and deferred sales charges of $675 for Class B Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.


DEALER CONCESSIONS


   Dealers with whom the Distributor has entered into sales agreements received a discount or commission on purchases of Class A Shares as set forth below:


           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE          DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                               4.75%                         4.99%                          4.25%
 $50,000 but under $100,000                  4.50                          4.71                           4.00
 $100,000 but under $250,000                 3.50                          3.63                           3.00
 $250,000 but under $500,000                 2.75                          2.83                           2.25
 $500,000 but under $1,000,000               2.00                          2.04                           1.75
 $1,000,000 or more                          None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   PEPCO also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

     First $5 billion                             0.060%
     $5 billion to $15 billion                    0.050%
     Greater than $15 billion                     0.030%

   Certain minimum fees may apply. Total fees paid by PEPCO to PFPC are allocated among certain of the funds in the Phoenix Funds complex for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Fund's fiscal years ended April 30, 2003, 2004 and 2005, PEPCO received $95,792, $77,350 and $60,545, respectively.


                               DISTRIBUTION PLANS


   The Fund has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares and a plan for the Class B Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and on Class B Shares a distribution fee at a rate of 0.75% per annum of average daily net assets.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected class of shareholders.


   Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments to such Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the applicable class of the Fund.


   For the fiscal year ended April 30, 2005, the Fund paid Rule 12b-1 fees in the amount of $144,248 of which the Distributor received $11,774 and unaffiliated broker-dealers received $132,474. The Rule 12b-1 payments were used for: (1) compensating dealers, $132,435; (2) compensating sales personnel, $105,757; (3) advertising, $24,120; (4) printing and mailing prospectuses to other than current shareholders, $4,510; (5) service costs, $13,584; and (6) other costs, $7,666.

   No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plan.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.

                             MANAGEMENT OF THE TRUST


   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall management of the Fund, including establishing the Fund's policies, general supervision and review of its investment activities. The officers who administer the Fund's daily operations are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring in 2006.



                              INDEPENDENT TRUSTEES

                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH            TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE

E. Virgil Conway                   Served since         52          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1987.                            since 2001. Trustee/Director, Realty Foundation of New
101 Park Avenue                                                     York (1972-present), Greater New York Councils, Boy
New York, NY 10178                                                  Scouts of America (1985-present), Academy of Political
DOB: 8/2/29                                                         Science (Vice Chairman) (1985-present), Urstadt Biddle
                                                                    Property Corp. (real estate investment trust)
                                                                    (1989-present), Colgate University, (Trustee Emeritus)
                                                                    (since 2004), The Harlem Youth Development Foundation
                                                                    (1998-present). Chairman, Metropolitan Transportation
                                                                    Authority (1992-2001). Director, Trism, Inc. (trucking
                                                                    and transportation) (1994-2001), Consolidated Edison
                                                                    Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                    Insurance Company (1974-2002), Centennial Insurance
                                                                    Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    Blackrock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                    University (1978-2003), New York Housing Partnership
                                                                    Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                                    Jr. Foundation (private-owned philanthropy (1975-2004).

Harry Dalzell-Payne                Served since         52          Currently retired.
The Flat, Elmore Court             1987.
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                     Served since         50          Currently retired. Trustee, Scudder Investments (33
7721 Blue Heron Way                2004.                            portfolios) (1986-present). Director, Coutts & Co. Trust
West Palm Beach, FL 33412                                           Holdings Limited (1991-1999), Coutts & Co. Group
DOB: 3/28/30                                                        (1994-1999) and Coutts & Co. International (USA) (private
                                                                    banking) (1992-2000).

Francis E. Jeffries                Served since         53          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1995.                            (1984-present).
Naples, FL 34108
DOB: 9/23/30



                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH            TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE

Leroy Keith, Jr.                   Served since         50          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1993.                            since 2001. Chairman (1995 to 2000) and Chief Executive
736 Market Street, Ste. 1430                                        Officer (1995-1998), Carson Products Company (cosmetics).
Chattanooga, TN 37402                                               Director/Trustee, Evergreen Funds (6 portfolios).
DOB: 2/14/39

Geraldine M. McNamara              Served since         52          Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2001.                            (private bank) (1982-present).
11 West 54th Street
New York, NY 10019
DOB: 4/17/51

Everett L. Morris                  Served since         52          Currently retired. Director, W.H. Reaves and Company
164 Laird Road                     1995.                            (investment management) (2004-present), Vice President,
Colts Neck, NJ 07722                                                W.H. Reaves and Company (1993-2003.
DOB: 5/26/28

James M. Oates*                    Served since         50          Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
c/o Northeast Partners             1993.                            Markets Inc.) (financial services) (1997-present).
150 Federal Street, Ste. 1000                                       Managing Director, Wydown Group (consulting firm)
Boston, MA 02109                                                    (1994-present). Director, Investors Financial Service
Trustee                                                             Corporation (1995-present), Investors Bank & Trust
DOB: 5/31/46                                                        Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present) and Trust Company
                                                                    of New Hampshire (2002-present), Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present). Vice
                                                                    Chairman, Massachusetts Housing Partnership (1994-1999).
                                                                    Director, Blue Cross and Blue Shield of New Hampshire
                                                                    (1994-1999), AIB Govett Funds (1991-2000), and Command
                                                                    Systems, Inc. (1998-2000), Phoenix Investment Partners,
                                                                    Ltd. (1995-2001), 1Mind, Inc. (2000-2002), 1Mind.com and
                                                                    Plymouth Rubber Co. (1995-2003). Director and Treasurer,
                                                                    Endowment for Health, Inc. (2000-2004).

Donald B. Romans                   Served since         50          Currently retired. President, Romans & Company (private
39 S. Sheridan Road                2004.                            investors and financial consultants) (1987-2003).
Lake Forest, IL 60045                                               Trustee, Burnham Investors Trust (5 portfolios)
DOB: 4/22/31                                                        (1967-2003).

Richard E. Segerson                Served since         50          Managing Director, Northway Management Company
Northway Management Company        1984.                            (1998-present).
164 Mason Street
Greenwich, CT 06830
DOB: 2/16/46



                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                   FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND           LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH            TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE

Ferdinand L.J. Verdonck            Served since          50         Trustee/Director, Banco Urguijo (Chairman).
Nederpolder, 7                     2004.                            Trustee/Director EASDAQ (European equity trading
B-9000 Gent, Belgium                                                platform) (Chairman), The Fleming Continental European
DOB: 7/30/42                                                        Investment Trust, Groupe SNEF, Degussa Antwerpen N.V.
                                                                    (production plant), Santens N.V. (textile), Laco N.V.
                                                                    Managing Director, Almanij N.V. (financial services)
                                                                    (1992-2003). Trustee/Director (1992-2003), KBC Bank and
                                                                    Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luzembougeoise (private banking) (1992-2003),
                                                                    Investco N.V. (1992-2003), Gevaert N.V. (participation)
                                                                    (1992-2003), Fidea N.V. (insurance) (1992-2003), Almafin
                                                                    N.V. (1992-2003), Centea N.V. (bank) (1992-2003), Dutch
                                                                    Chamber of Commerce for Belgium and Luxemburg, Phoenix
                                                                    Investment Partners, Ltd. (1995-2001).

Lowell P. Weicker, Jr.             Served since          50         Director, Compuware (1996-present), WWE, Inc. (sports
P.O. Box 849                       1995.                            entertainment) (2000-present) and Medallion Financial New
7 Little Point Street                                               York (2003-present). President, The Trust for America's
Essex, CT 06426                                                     Health (non-profit) (2001-present). Director, UST Inc.
DOB: 5/16/31                                                        (tobacco) (1995-2004) and HPSC Inc. (healthcare
                                                                    financing) (1995-2004).

* Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.

                               INTERESTED TRUSTEES

Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                      FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, POSITION(S) WITH    LENGTH OF TIME     OVERSEEN BY                     DURING PAST 5 YEARS AND
  TRUST AND DATE OF BIRTH             SERVED            TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Marilyn E. LaMarche                Served since          50        Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC             2002.                           (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza,                                               (2001-2005) and Phoenix Life Insurance Company
59th Floor                                                          (1989-2005).
New York, NY 10020
Trustee
DOB: 5/11/34


                                                       NUMBER OF
                                                     PORTFOLIOS IN
                                                      FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, POSITION(S) WITH    LENGTH OF TIME     OVERSEEN BY                     DURING PAST 5 YEARS AND
   TRUST AND DATE OF BIRTH             SERVED           TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE

**Philip R. McLoughlin           Served since            74         Director, PXRE Corporation (Delaware) (1985-present),
Chairman                         1993.                              World Trust Fund (1991-present). Management Consultant
DOB: 10/23/46                                                       (2002-2004),Chairman (1997-2002), Director (1995-2002),
                                                                    Vice Chairman (1995-1997) and Chief Executive Officer
                                                                    (1995-2002), Phoenix Investment Partners, Ltd. Director,
                                                                    Executive Vice President and Chief Investment Officer,
                                                                    The Phoenix Companies, Inc. (2001-2002). Director
                                                                    (1994-2002) and Executive Vice President, Investments
                                                                    (1988-2002), Phoenix Life Insurance Company. Director
                                                                    (1983-2002) and Chairman (1995-2002), Phoenix Investment
                                                                    Counsel, Inc. Director (1984-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and Chief Executive Officer, Phoenix/Zweig
                                                                    Advisers LLC (1999-2002). Director (2001-2002) and
                                                                    President (April 2002-September 2002), Phoenix
                                                                    Investment Management Company. Director and Executive
                                                                    Vice President, Phoenix Life and Annuity Company
                                                                    (1996-2002). Director (1995-2000) and Executive Vice
                                                                    President (1994-2002) and Chief Investment Counsel
                                                                    (1994-2002), PHL Variable Insurance Company. Director,
                                                                    Phoenix National Trust Company (2001-2002). Director
                                                                    (1985-2002) and Vice President (1986-2002) and Executive
                                                                    Vice President (2002-2002), PM Holdings, Inc. Director
                                                                    (1992-2002) and President (1993-1994), WS Griffith
                                                                    Securities, Inc.

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES


                               POSITION(S) HELD WITH
      NAME, ADDRESS AND         TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH               TIME SERVED                                 DURING PAST 5 YEARS

Daniel T. Geraci               President since         Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                   2004.                   Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                       Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                       Executive Officer of North American Investment Operations, Pioneer
                                                       Investment Management USA, Inc. (2001-2003). President of Private
                                                       Wealth Management Group (2000-2001), Executive Vice President of
                                                       Distribution and Marketing for Fidelity Canada (1996-1998), Fidelity
                                                       Investments.

George R. Aylward              Executive Vice          Senior Vice President and Chief Operating Officer, Asset Management
DOB: 8/17/64                   President since         (2004-present), Vice President (2001-2004), The Phoenix Companies,
                               2004.                   Inc. Executive Vice President and Chief Operating Officer
                                                       (2004-present), Vice President, Finance (2001-2002), Assistant
                                                       Controller (1996-2001), Phoenix Investment Partners, Ltd. Executive
                                                       Vice President, certain funds within the Phoenix Fund Complex
                                                       (2004-present). Vice President, Phoenix Life Insurance Company
                                                       (2002-2004).



                               POSITION(S) HELD WITH
      NAME, ADDRESS AND         TRUST AND LENGTH OF                           PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH               TIME SERVED                                 DURING PAST 5 YEARS

Francis G. Waltman             Senior Vice President   Vice President and Chief Administrative Officer, Phoenix Investment
DOB: 7/27/62                   since 2004.             Partners, Ltd. (2003-present). Senior Vice President and Chief
                                                       Administrative Officer, Phoenix Equity Planning Corporation
                                                       (1999-2004). Senior Vice President, certain funds within the Phoenix
                                                       Fund Complex (2004-present).

Marc Baltuch                   Vice President and      Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue               Chief Compliance        (1989-present). Vice President and Compliance Officer, certain funds
New York, NY 10022             Officer since 2004.     in the Phoenix Fund Family (2004-present). Vice President, The Zweig
DOB: 9/23/45                                           Total Return Fund, Inc. and The Zweig Fund, Inc. (2004-present).
                                                       President and Director, Watermark Securities, Inc. (1991-present).
                                                       Assistant Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                       Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                       Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,         Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal    2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and Secretary   Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                   since 2005.             2005-present). Compliance Officer of Investments and Counsel,
                                                       Travelers Life & Annuity (Jan 2005-May 2005). Assistant
                                                       General Counsel, The Hartford Financial Services Group (1999-2005).

Nancy G. Curtiss               Chief Financial         Vice President, Operations (2003-Present),Vice President, Fund
DOB: 11/24/52                  Officer since 2005      Accounting (1994-2003) and Treasurer (1996-present), Phoenix Equity
                               and Treasurer since     Planning Corporation. Treasurer (1994-present), Chief Financial
                               1994.                   Officer (2005-present), certain funds within the Phoenix Fund Complex.

COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management.

   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The committee met 10 times during the Trust's last fiscal year. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L.J. Verdonck and Lowell P. Weicker, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met three times during the Trust's last fiscal year.


COMPENSATION


   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended April 30, 2005, the Trustees received the following compensation:

                                                                                   TOTAL COMPENSATION
                                                                                     FROM TRUST AND
                                                       AGGREGATE                      FUND COMPLEX
                                                      COMPENSATION                     (77 FUNDS)
       NAME OF TRUSTEE                                 FROM TRUST                   PAID TO TRUSTEES

 INDEPENDENT TRUSTEES
 --------------------
 E. Virgil Conway                                       $4,307.50                      $206,622.14

 Harry Dalzell-Payne                                    $3,770.37                      $192,251.51

 S. Leland Dill                                         $2,741.47                      $ 73,000.12

 Francis E. Jeffries                                    $2,834.01*                     $133,757.43

 Leroy Keith, Jr.                                       $2,932.94                      $ 81,497.95

 Geraldine M. McNamara                                  $3,592.97*                     $192,011.14

 Everett L. Morris                                      $4,161.88*                     $210,137.17

 James M. Oates                                         $4,628.34                      $135,382.25

 Donald B. Romans                                       $2,741.47                      $ 73,000.12

 Richard E. Segerson                                    $3,377.06*                     $ 93,867.79

 Ferdinand L.J. Verdonck                                $  981.58                      $ 33,011.02

 Lowell P. Weicker, Jr.                                 $3,455.82                      $ 95,505.62


 INTERESTED TRUSTEES
 -------------------
 Marilyn E. LaMarche                                    $2,670.74                      $ 80,018.22

 Philip R. McLoughlin                                   $2,857.14                      $140,000.00

----------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $498,884.83, Ms. McNamara, $230,699.17, Mr. Morris, $447,368.42 and Mr. Segerson, $114,030.72,
  respectively. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund. At present, by agreement among the Fund, the Distributor and the electing Director, Director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2004:


                                                                          AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                           OWNERSHIP IN ALL FUNDS OVERSEEN
                                            DOLLAR RANGE OF EQUITY             BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE                   SECURITIES IN THE FUND               INVESTMENT COMPANIES


Independent Trustees
--------------------
E. Virgil Conway                                     None                           Over $100,000

Harry Dalzell-Payne                                  None                                None

S. Leland Dill                                       None                         $50,001 - $100,000

Francis E. Jeffries                                  None                           Over $100,000

Leroy Keith, Jr.                                     None                                None

Geraldine M. McNamara                                None                           Over $100,000

Everett L. Morris                                    None                           Over $100,000

James M. Oates                                       None                           Over $100,000

Donald B. Romans                                     None                           Over $100,000

Richard E. Segerson                                  None                           Over $100,000

Ferdinand L.J. Verdonck                              None                                None

Lowell P. Weicker, Jr.                               None                                None

Interested Trustees
-------------------
Marilyn E. LaMarche                                  None                                None


                                                                          AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                           OWNERSHIP IN ALL FUNDS OVERSEEN
                                            DOLLAR RANGE OF EQUITY             BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE                   SECURITIES IN THE FUND               INVESTMENT COMPANIES

Independent Trustees
--------------------
Philip R. McLoughlin                                 None                           Over $100,000

   At August 2, 2005, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS


   The following table set forth information as of August 2, 2005 with respect to each person who owns of record, or is known by the Fund to own of record, or beneficially owns 5% or more of any class of the Fund's equity securities:


                                                                              PERCENTAGE OF
NAME OF SHAREHOLDER                                     CLASS                   THE CLASS        NUMBER OF SHARES

Citigroup Global Markets, Inc.                         Class A                    6.35%             260,312.799
House Account                                          Class B                    7.62%              1,223.761
XXXXXXX1250
Attn: Peter Booth, 7th Floor
333 West 34th St., 3rd Floor
New York, NY 10001-2402


Dean Witter FBO                                        Class B                    24.76%             3,976.509
Joanne H. Stine, TTEE
P.O. Box 250 Church Street Station
New York, NY 10008-0250


LPL Financial Services                                 Class B                    9.47%              1,521.497
A/C XXXX-9454
9785 Towne Centre Drive
San Diego, CA  92121-1968

MLPF&S For the Sole                                    Class B                    9.64%              1,547.934
Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. E., 3rd Fl.
Jacksonville, FL  32246-6484

Pershing LLC                                           Class B                    20.17%             3,239.594
P.O. Box 2052
Jersey City, NJ  07303-2052

UBS Financial Services, Inc. FBO                       Class B                    12.50%             2,007.404
Lillian A. Larson TTEE FBO
Rev. Lvg. Tr. Dtd. 03/31/89
1320 Padre Dr., Apt. 114
Salinas, CA 93901-2162



                             ADDITIONAL INFORMATION

CAPITAL STOCK


   The Fund was incorporated as a Maryland corporation on April 7, 1983 and has undergone several name changes. Until August 28, 2000, the Fund was known as Phoenix-Goodwin California Tax Exempt Bonds, Inc. The Fund was reorganized as a Delaware statutory trust in August 2000 and renamed "Phoenix-Goodwin California Tax Exempt Bond Fund." On June 23, 2005 and July 1, 2005, the Trust and Fund, respectively, were each renamed Phoenix CA Tax-Exempt Bond Fund.


   The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in one Fund which has different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Under Delaware law, shareholders of the Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 serves as the independent registered public accounting firm for the Fund.
PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


CUSTODIANS AND TRANSFER AGENT


   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets. Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, located at One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, PEPCO receives a fee equivalent to $22.25 for each designated daily dividend shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Fund or Transfer Agent. Fees paid by the Fund, in addition to the fee paid by PEPCO, will be reviewed and approved by the Board of Trustees.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Fund ends on April 30. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year, and is available without charge upon request.


FINANCIAL STATEMENTS


   The financial statements for the Fund's fiscal year ended April 30, 2005, appearing in the Fund's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

 Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

 Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S BOND RATINGS

 AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

 AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

 A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

 BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

 BB-B-CCC-CC--Bonds rated BB B CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         PHOENIX CA TAX-EXEMPT BOND FUND


                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS


       a. Agreement and Declaration of Trust of the Registrant, dated July 7, 2000, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 2-83024) on August 28, 2000, and incorporated herein by reference.

       b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 25 (File No. 2-83024) on August 28, 2000, and incorporated herein by reference.


       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


       d. Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC") dated November 20, 2003 filed via EDGAR with Post-Effective Amendment No. 29 (File No. 2-83024) on August 25, 2003; and incorporated herein by reference.

       e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO") dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 (File No. 2-83024) on August 18, 1998, and incorporated herein by reference.

       e.2.* Form of Sales Agreement between PEPCO and dealers effective July 1, 2005 filed via EDGAR herewith.

       f.      None.

       g.1. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8 with Post-Effective Amendment No. 22 (File No. 2-83024) on August 18, 1998, and incorporated herein by reference.

       g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 30 (File No. 2-83024) on August 23, 2004, and incorporated herein by reference.

       g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 30 (File No. 2-83024) on August 23, 2004, and incorporated herein by reference.

       g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company filed via EDGAR with Post-Effective Amendment No. 30 (File No. 2-83024) on August 23, 2004, and incorporated herein by reference.

       h.1. Transfer Agency and Service Agreement between Registrant and PEPCO dated June 1, 1994, filed with Post-Effective Amendment No. 16 (File No. 2-83024) on July 13, 1994, and filed via EDGAR as
               Exhibit 9.1 with Post-Effective Amendment No. 20 (File No. 2-83024) on August 8, 1997, and incorporated herein by reference.

       h.2. Sub-transfer Agent Agreement between PEPCO and State Street Bank and Trust Company dated June 1, 1994, filed with Post-Effective Amendment No. 16 (File No. 2-83024) on July 13, 1994 and filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 20 (File No. 2-83024) on August 8, 1997, and incorporated herein by reference.

       h.3. Amended and Restated Financial Agent Agreement between Registrant and PEPCO dated November 19, 1997 and filed via EDGAR as Exhibit
               9.3 with Post-Effective Amendment No. 21 (File No. 2-83024) on August 18, 1998, and incorporated herein by reference.

       h.4. First Amendment to Financial Agent Agreement between Registrant and PEPCO, effective as of February 27, 1998, and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 21 (File No. 2-83024) on August 18, 1998, and incorporated herein by reference.

       h.5. Second Amendment to Financial Agent Agreement between Registrant and PEPCO, effective as of June 1, 1998, and filed via EDGAR as
               Exhibit 9.5 with Post-Effective Amendment No. 21 (File No. 2-83024) on August 18, 1998, and incorporated herein by reference.


       h.6. Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and PEPCO, effective as of January 1, 2003 filed via EDGAR with Post-Effective Amendment No. 29 (File No. 2-83024) on August 25, 2003; and incorporated herein by reference.

       h.7. First Amendment to Transfer Agency and Service Agreement between Registrant and PEPCO dated February 28, 2004 filed via EDGAR with Post-Effective Amendment No. 30 (File No. 2-83024) on August 23, 2004, and incorporated herein by reference.

       i. Opinion of counsel as to legality of the Shares, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 2-83024) on August 28, 2000, and incorporated herein by reference.

       j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.


       k.      Not Applicable.

       l.      None.


       m.1. Amended and Restated Distribution Plan for Class A Shares, effective August 27, 1997, and filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 21 (File No. 2-83024) on August 18, 1998 and incorporated herein by reference.

       m.2. Distribution Plan for Class B Shares effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 25 (File No. 2-83024) on August 28, 2000, and incorporated herein by reference.

       m.3. First Amendment to the Amended and Restated Distribution Plan for Class A Shares effective May 21, 2003, and filed via EDGAR with Post-Effective Amendment No. 29 (File No. 2-83024) on August 25, 2003, and incorporated herein by reference.

       n.1.* 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.2.* First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.3.* Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.


       o.      Reserved.


       p.1.* Amended and Restated Code of Ethics of the Fund and the Distributor dated February 2005 adopted by the Board of Trustees May 17-18, 2005, and filed via EDGAR herewith.

       p.2.* Amended and Restated Code of Ethics of the Adviser dated February 2005, adopted by the Board of Trustees May 17-18, 2005 and filed via EDGAR herewith.

       q.1. Powers of Attorney for Ms. Curtiss filed via EDGAR with Post-Effective Amendment No. 43 (File No. 2-83024) on June 28, 2002 and incorporated herein by reference.

       q.2.*   Powers of Attorney for all Trustees filed via EDGAR herewith.

------------------

*Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     No person is controlled by, or under common control, with the Fund.

ITEM 25. INDEMNIFICATION


     The Agreement and Declaration of Trust dated July 7, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of PIC, the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS


     (a) PEPCO serves as the principal underwriter for the following registrants:

             Phoenix Adviser Trust, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix PHOLIOs, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Allocation Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

     (b) Directors and Executive Officers of PEPCO are as follows:


         NAME AND                            POSITIONS AND OFFICES                  POSITIONS AND OFFICES WITH
         PRINCIPAL ADDRESS                   WITH DISTRIBUTOR                       REGISTRANT
         ---------------------               ---------------------                  --------------------------
         George R. Ayleward                  Executive Vice President               Executive Vice President
         56 Prospect Street
         P.O. Box 150480
         Hartford, CT 06115-0480

         John H. Beers                       Vice President                         None
         One American Row                    and Secretary
         P.O. Box 5056
         Hartford, CT 06102-5056

         Nancy J. Engberg                    Vice President, Chief                  Anti-Money Laundering Officer
         One American Row                    Compliance Officer and                 and Assistant Secretary
         P.O. Box 5056                       Anti-Money Laundering Officer
         Hartford, CT 06102-5056

         Daniel T. Geraci                    Director, Chairman of the Board        President
         56 Prospect Street                  and Chief Sales and
         P.O. Box 150480                     Marketing Officer
         Hartford, CT 06115-0480

         Michael E. Haylon                   Director                               None
         One American Row
         P.O. Box 5056
         Hartford, CT 06102-5056


         NAME AND                           POSITIONS AND OFFICES                  POSITIONS AND OFFICES WITH
         PRINCIPAL ADDRESS                  WITH DISTRIBUTOR                       REGISTRANT
         ---------------------              ---------------------                  --------------------------
        Glenn H. Pease                      Vice President, Finance and            None
        56 Prospect Street                  Treasurer
        P.O. Box 150480
        Hartford, CT 06115-0480

        Jacqueline M. Porter                Assistant Vice President               Vice President and
        56 Prospect Street                                                         Assistant Treasurer
        P.O. Box 150480
        Hartford, CT 06115-0480

        John F. Sharry                      President, Sales                       None
        56 Prospect Street
        P.O. Box 150480
        Hartford, CT 06115-0480

        Francis G. Waltman                  Senior Vice President                  Senior Vice President
        56 Prospect Street                  and Chief Administrative
        P.O. Box 150480                     Officer
        Hartford, CT 06115-0480

        James D. Wehr                       Director                               None
        56 Prospect Street
        P.O. Box 150480
        Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:


Secretary of the Fund:                        Principal Underwriter, Financial Agent and Transfer
   Kevin J. Carr, Esq.                        Agent:
   One American Row                               Phoenix Equity Planning Corporation
   P.O. Box 5056                                  One American Row
   Hartford, CT 06102-5056                        P.O. Box 5056
                                                  Hartford, CT 06102-5056

Investment Adviser:
   Phoenix Investment Counsel, Inc.           Custodian and Dividend Dispersing Agent:
   56 Prospect Street                             State Street Bank and Trust Company
   P.O. Box 150480                                P.O. Box 351
   Hartford, CT 06115-0480                        Boston, MA 02101


ITEM 29. MANAGEMENT SERVICES


     None.


ITEM 30. UNDERTAKINGS


     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in City of Hartford and State of Connecticut on the 26th day of August, 2005.

                                                PHOENIX CA TAX-EXEMPT BOND FUND
ATTEST:  /s/ KEVIN J. CARR              By: /s/ DANIEL T. GERACI
             ----------------------             ----------------------
             KEVIN J. CARR                      DANIEL T. GERACI
             SECRETARY                          PRESIDENT

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 26th day of August, 2005.


                         SIGNATURE                                TITLE
                         ---------                                -----


                                                                  Trustee

------------------------------------------------------------
                     E. Virgil Conway*


                   /s/ Nancy G. Curtiss                           Chief Financial Officer and
------------------------------------------------------------      Treasurer (Principal Financial and
                     Nancy G. Curtiss                             Accounting Officer)



                                                                  Trustee
------------------------------------------------------------
                   Harry Dalzell-Payne*

                                                                  Trustee
------------------------------------------------------------
                      S. Leland Dill*


                    /s/Daniel T. Geraci                           President (Principal Executive
------------------------------------------------------------      Officer)
                     Daniel T. Geraci


                                                                  Trustee
------------------------------------------------------------
                   Francis E. Jeffries*

                                                                  Trustee
------------------------------------------------------------
                     Leroy Keith, Jr.*

                                                                  Trustee
------------------------------------------------------------
                   Marilyn E. LaMarche*


                                                                  Trustee and Chairman
------------------------------------------------------------
                   Philip R. McLoughlin*


                                                                  Trustee
------------------------------------------------------------
                  Geraldine M. McNamara*

                                                                  Trustee
------------------------------------------------------------
                    Everett L. Morris*

                                                                  Trustee
------------------------------------------------------------
                      James M. Oates*

                                                                  Trustee
------------------------------------------------------------
                     Donald B. Romans*

                                                                  Trustee
------------------------------------------------------------
                   Richard E. Segerson*


                                                                  Trustee
------------------------------------------------------------
                 Ferdinand L.J. Verdonck*


------------------------------------------------------------
                  Lowell P. Weicker, Jr.*                         Trustee


By: /s/  Daniel T. Geraci
    ------------------------------------------------------
* Daniel T. Geraci, Attorney-in-fact pursuant to powers of attorney.




                                      S-1